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                                                                                                                        Exhibit 99.1
      Kilroy Realty Corporation                                                                                  Enrollment Form for
                                                                                                           Kilroy Realty Corporation
                                                                                                                        Common Stock
                                                                                      Dividend Reinvestment and Direct Purchase Plan
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                                                      This form when completed and signed, should be mailed in the courtesy envelope provided to: ChaseMellon Shareholder Services Investor Services Program,
                                                                                     P.O. Box 3339, South Hackensack N.J. 17606-1939

Is this account for an existing shareholder?  YES [ ]   NO [ ]
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
1.   Account Registration Complete only one section.  Print clearly in CAPITAL LETTERS.
[ ]  INDIVIDUAL OR JOINT ACCOUNT
     Owner's name

     Owner's Social Security number                      Owner's date of birth
     (used for tax reporting)                            Month          Day            Year
                  -               -                               /              /
     Joint Owner's name

     Joint Owner's Social Security number                The account will be registered "Joint Tenants with Rights
     (used for tax reporting)                            of Survivorship" unless you check a box below:
                  -               -                      [ ] Tenants in common  [ ] Tenants by entirety  [ ] Community property
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[ ]  GIFT TRANSFER TO A MINOR (UGMA/UTMA)
     Custodian's name

     Minor's name

     Minor's Social Security number                     Minor's date of birth
     (required)                                         Month           Day             Year                            Donor's
                                                                                                                        state
                -               -                                  /              /
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[ ]  TRUST  (Please check only one of the trustee types)            [ ]  Person as trustee         [ ]  Organization as trustee
     Trustee: Individual or organization name

     and Co-trustee's name, if applicable

     Name of trust

     For the benefit of

     Trust taxpayer identification number                     Date of trust
                                                              Month             Day             Year                    Donor's
                                                                                                                        State
                   -                -                                 /                  /
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[ ]  ORGANIZATION OR BUSINESS ENTITY           Check one:     [ ] Corporation         [ ] Partnership     [ ] Other
     Name of entity
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Taxpayer identification number
                            -
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
2.   Address
     Mailing address (including apartment or box number)
                                        --


     City                                                             State          Zip
                                                                                                                        -
     Home phone                                                       Work phone
    (                   )             -                            (                     )                                   -
     For mailing address outside the U.S.:
     Country of residence                Province                                   Routing or postal code

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3.   Cash Purchase (Make checks payable to KRC Investment Plan)
[ ]  As a CURRENT registered shareholder I wish to make an            As a NEW Investor I wish to enroll in the Program by making an

additional investment.  Enclosed is my check or money order           initial investment for $ _______________.   (Initial
for $ ______________. (Minimum $100 with the Maximum not to           investment must be a least $750 not to exceed $5,000)  AS A
exceed $5,000 per month.)                                             NEW INVESTOR YOU MUST COMPLETE SECTIONS 1, 2, & 6.
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4.   Dividend Reinvestment
     You may choose to reinvest all or part of the dividends paid on Kilroy Realty
     Corporation Common Stock.  If neither box is selected, Mellon Bank will automatically remit any dividends to you.

[ ]  Reinvest the dividends on ALL shares.

[ ]  I would like a portion of my dividends reinvested.  Please reinvest the dividends on
     __________ percent of my shares. 100% of your dividends will be reinvested if a percentage is not indicated.
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5.   Safekeeping
[ ]  Common stock certificates deposited for safekeeping in your account must be in the same registration as your program account.

     Please accept the enclosed certificate (s) for deposit to my account.  Enclosed are
     ______________ share certificates.
      insert number
                                   certificate number                 number of shares

                                                                                                          T  O  T  A  L
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6.   Account Authorization Signature (required)
[ ]  REQUEST FOR TAXPAYER IDENTIFICATION                              CERTIFICATE OF FOREIGN STATUS
NUMBER (Substitute Form W-9)                                          (Substitute Form W-8)
I am a U.S. citizen or a resident alien.  I certify, under            I am an exempt foreign citizen.  I certify, under penalties
penalties of perjury, that (1) the taxpayer identification            of perjury, that for dividends, I am not a U.S. citizen or
number in Section 1 is correct (or I am waiting for a number          resident alien (or I am filing for a foreign corporation,
to be issued to me) and (cross out the following if not true)         partnership, estate, or trust) and I am an exempt foreign
(2) I am not subject to backup withholding because: (a) I am          person. I have entered in Section 2 of this enrollment
exempt from backup withholding, or (b) I have not been notified       form the country where I reside permanently for
by the Internal Revenue Service that I am subject to backup           income-tax purposes.
withholding as a result of failure to report all interest of dividends, or (c) the IRS has notified me that I am no
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longer subject to backup withholding.
                                                                      FOR ORGANIZATIONS AND BUSINESS ENTITIES
                                                                      EXEMPT FROM BACKUP WITHHOLDING
                                                                      I qualify for exemption and my account will not be
                                                                      subject to
                                                                      tax reporting and backup withholding.

MY/OUR SIGNATURES (S) BELOW INDICATES I/WE HAVE READ THE PROGRAM BROCHURE AND AGREE TO THE TERMS THEREIN AND HEREIN.



Signature of Owner                                                    Date (month, day, year)
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Signature of Joint Owner




    If you need assistance, please call the Agent at (888)816-7506